Kayne Anderson MLP Investment Company Prices Public Follow-On
Offering of Common Stock
Houston, TX — January 14, 2010 — Kayne Anderson MLP Investment Company (the “Company”) (NYSE: KYN) announced today the pricing of a public offering of common stock. The Company agreed to sell a total of 5,500,000 shares at a price of $23.61 per share (exclusive of 825,000 shares that the underwriters may purchase pursuant to a 45-day option to cover over-allotments). Net proceeds from the offering of approximately $124 million will be used to make additional portfolio investments that are consistent with the Company’s investment objective and for general corporate purposes. The offering is scheduled to close on January 20, 2010.
UBS Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., and Morgan Stanley & Co. Incorporated are acting as joint book-running managers for the equity offering. A copy of the prospectus supplement and base prospectus relating to the offering may be obtained from the following addresses:

UBS Securities LLC Attn: Prospectus Department 299 Park Avenue New York, NY 10171 Telephone: 888-827-7275	Merrill Lynch, Pierce, Fenner & Smith Incorporated Attn: Preliminary Prospectus Department 4 World Financial Center New York, NY 10080 Email: Prospectus.Requests@ml.com

Citigroup Global Markets Inc. Attn: Prospectus Department Brooklyn Army Terminal 140 58th Street, 8th Floor Brooklyn, NY 11220 Telephone: 800-831-9146	Morgan Stanley & Co. Incorporated Attn: Prospectus Department 180 Varick Street, 2nd Floor New York, NY 10014 Email: prospectus@morganstanley.com Telephone: 866-718-1649
Investors may also obtain these documents free of charge from the Company’s website at www.kaynefunds.com or the SEC’s website at www.sec.gov.
This press release does not constitute an offer to sell or a solicitation to buy the securities described herein, nor shall there be any sale of these securities in any state or jurisdiction in which such offer or solicitation or sale would be unlawful prior to registration or qualification under the laws of such state or jurisdiction. A registration statement relating to these securities was filed with, and has been declared effective by, the Securities and Exchange Commission.
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Kayne Anderson MLP Investment Company is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, whose common stock is traded on the NYSE. The Company’s investment objective is to obtain a high after-tax total return by investing at least 85% of its total assets in energy-related master limited partnerships and their affiliates, and in other companies that, as their principal business, operate assets used in the gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal.
CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS: This press release contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ from the Company’s historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; MLP industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Company’s filings with the SEC. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to publicly update or revise any forward-looking statements made herein. There is no assurance that the Company’s investment objectives will be attained.

CONTACT:
KA Fund Advisors, LLC
Monique Vo, 877-657-3863
http://www.kaynefunds.com